Exhibit 99.1

MAST THERAPEUTICS SETS DATE FOR SPECIAL MEETING OF STOCKHOLDERS TO VOTE ON PROPOSED MERGER WITH SAVARA

Special Meeting To Be Held on April 21, 2017

SAN DIEGO, CA and AUSTIN, TX – March 16, 2017 – Mast Therapeutics, Inc. (NYSE MKT: MSTX) announced today it has set a date for a special meeting of its stockholders to vote on matters related to the proposed merger with Savara Inc. (Savara), a privately-held, clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases.

The special meeting will be held at 9:00 a.m., local time, on April 21, 2017 at 3611 Valley Centre Drive, Suite 500, San Diego, California 92130. Mast’s stockholders of record as of the close of business on March 13, 2017 are entitled to receive notice of, and to vote at, the special meeting.

The merger has been unanimously approved by the boards of directors of both companies and the board of directors of Mast unanimously recommends that its stockholders vote “FOR” the special meeting proposals described in the proxy statement/prospectus/information statement declared effective by the Securities and Exchange Commission on March 15, 2017, a copy of which will be provided to Mast stockholders of record as of March 13, 2017. The proposed merger is expected to close promptly after the Mast special meeting scheduled for April 21, 2017, subject to the approval of the stockholders of each company and the satisfaction or waiver of the other closing conditions in the merger agreement between the companies.

The combined company would advance a pipeline of novel inhalation therapies for the treatment of diseases with significant unmet medical needs, featuring three product candidates, each in advanced stages of clinical development:

•	AeroVanc, an inhaled dry-powder vancomycin to treat chronic methicillin-resistant Staphylococcus aureus (MRSA) pulmonary infection in cystic fibrosis (CF) in preparation for a pivotal Phase 3 study;

•	Molgradex, an inhaled nebulized GM-CSF to treat pulmonary alveolar proteinosis (PAP) currently in Phase 2/3 development; and

•	AIR001, an inhaled nebulized sodium nitrite solution to treat heart failure with preserved ejection fraction (HFpEF) currently in Phase 2 development.

Select Anticipated Upcoming Development Milestones

•	Closing of proposed merger in Q2/2017.

•	Initiate a pivotal Phase 3 study of AeroVanc in Q3/2017.

•	Complete negotiations with the U.S. Food and Drug Administration (FDA) on the requirements for a pivotal clinical study of Molgradex in the U.S. in Q3/2017.

•	Announce strategy related to Molgradex program expansion for the treatment of a rare lung infection in 2017.

•	Announce top-line results from Phase 2/3 study of Molgradex, expected to be registration-enabling for the treatment of PAP in Europe and Japan, in Q1/2018.

•	Announce results from ongoing Phase 2 study of AIR001 for the treatment of HFpEF being conducted by the Heart Failure Clinical Research Network in Q1/2018.

About Mast Therapeutics

Mast Therapeutics, Inc. is a publicly traded biopharmaceutical company headquartered in San Diego, California. Mast’s lead product candidate, AIR001, is a sodium nitrite solution for intermittent inhalation via nebulization in Phase 2 clinical development for the treatment of heart failure with preserved ejection fraction (HFpEF).  More information can be found on Mast’s web site at www.masttherapeutics.com.  Mast Therapeutics™ and the corporate logo are trademarks of Mast Therapeutics, Inc.

About Savara

Savara Inc. is a clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases. Savara’s pipeline comprises AeroVanc, a Phase 3 ready inhaled vancomycin, and Molgradex, a Phase 2/3 stage inhaled granulocyte-macrophage colony-stimulating factor, or GM-CSF. Savara’s strategy involves expanding its pipeline of best-in-class products through indication expansion, strategic development partnerships and product acquisitions, with the goal of becoming a leading company in its field. Savara’s management team has significant experience in orphan drug development and pulmonary medicine, in identifying unmet needs, creating and acquiring new product candidates, and effectively advancing them to approvals and commercialization. More information can be found at www.savarapharma.com.

Safe Harbor Statements

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Mast Therapeutics has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a proxy statement, prospectus and information statement. The registration statement was declared effective by the SEC on March 15, 2017. The proxy statement/prospectus/information statement and other relevant materials, and any other documents filed by Mast with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Mast by directing a written request to: Mast Therapeutics, Inc. 3611 Valley Centre Drive, Suite 500, San Diego, California 92130, Attn: Investor Relations. Investors and security holders of Mast and Savara are urged to read the proxy statement/prospectus/information statement and other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Mast and its directors and executive officers and Savara and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mast and Savara in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Mast is also included in Mast’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 6, 2017. These documents are available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Mast at the address described above.

Forward Looking Statements

Mast and Savara caution you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as "expect," "intend," "plan," "anticipate," "believe," and "will," among others. Such statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed merger; expectations regarding the capitalization, resources, ownership structure and national securities exchange listing of the combined organization; the nature, strategy and focus of the combined organization; the safety, efficacy and projected development timeline and commercial potential of any product candidates; the executive officer and board structure of the combined organization; and the expectations regarding voting by Mast and Savara stockholders. Mast and/or Savara may not actually achieve the proposed merger, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mast's and Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed merger through the process being conducted by Mast and Savara, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned clinical development programs, the timing and ability of Mast or Savara to raise additional equity capital to fund continued operations; the ability to successfully develop any of Mast’s and/or Savara’s product candidates, and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. Risks and uncertainties facing Mast, Savara and the combined organization and risks related to the proposed merger are described more fully in the proxy statement/prospectus/information statement referred to above. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Neither Mast nor Savara undertakes any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Contact:

Mast Therapeutics

Ioana C. Hone (ir@mastthera.com)

858-552-0866 Ext. 303

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